SUBLEASE


1.   BASIC PROVISIONS ("BASIC PROVISIONS")

     1.1 PARTIES: This Sublease ("SUBLEASE"), dated for reference purposes only as of June 30, 1996, is made by and between NEVADA AG
AIR,  LTD.,  a Nevada limited liability company ("SUBLESSOR"),  and
AMERISTAR   CASINOS,  INC.,  a  Nevada  corporation   ("SUBLESSEE")
(collectively the "PARTIES," or individually a "PARTY").

     1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Sublessor under the terms of this Sublease, and commonly known by the street address of 135 East Reno, Suites F-3 and F-7, Las Vegas, located in the County of Clark, State of Nevada, and more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference, together with all improvements, fixtures, trees, shrubs and other vegetation constructed or located thereon and all easements, rights-of-way and other matters benefiting such real property, and the personal property described on Exhibit "C" attached hereto and incorporated herein by this reference (together, the "PREMISES").

     1.3 MASTER LEASE: Sublessor is the lessee of the Premises by virtue of a Ground Lease, hereinafter referred to as the "Master Lease," a copy of which is attached hereto marked Exhibit "B," dated July 21, 1994, wherein Johnny Ribeiro Builder, Inc. of Nevada, a Nevada corporation, is the lessor, hereinafter referred to as the "Master Lessor."

     1.4 TERM: The Term of this Sublease shall commence on the date hereof ("COMMENCEMENT DATE") and end on July 31, 2025 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

     1.5 BASE RENT: The total rent payable by Sublessor to Master Lessor pursuant to Section 4 of the Master Lease (the "BASE RENT") plus ___________________ Dollars ($_____) per month (the "EXCESS
RENT"), payable on the first (1st) day of each month commencing on July 1, 1996. (See Paragraph 4 for further provisions.)

     1.6 PERMITTED USE: The Premises shall be used by Sublessee for the maintenance and storage of aircraft and any other purpose consistent with Section 7 of the Master Lease. (See Paragraph 5 for further provisions.)

2.   PREMISES.

     2.1 LETTING. Sublessor hereby leases to Sublessee, and Sublessee hereby leases from Sublessor, the Premises, for the Term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease.


     2.2 CONDITION. Sublessor shall deliver the Premises to Sublessee clean and free of debris on the Commencement Date and warrants to Sublessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating and loading doors, if any, in the Premises, other than those constructed by Sublessee,
shall be in good operating condition on the Commencement Date.   If
a non-compliance with said warranty exists as of the Commencement Date, Sublessor shall, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Sublessor's expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Sublessor warrants to Sublessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 6.3(a)) made or to be made by Sublessee. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Sublessor's expense.

     2.4         ACCEPTANCE OF PREMISES.  Sublessee hereby acknowledges:
(a) that it has satisfied with respect to the condition of the Premises (including but not limited to, the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 5.3) and the present and future suitability of the Premises for Sublessee's intended use,
(b)  that  Sublessee  has  made  such  investigation  as  it  deems
necessary   with  reference  to  such  matters  and   assumes   all
responsibility therefor as the same relate to Sublessee's occupancy of the Premises and/or the Term of this Sublease, and (c) that neither Sublessor, nor any of Sublessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Sublease.

3.   TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Term of this Sublease are as specified in Paragraph 1.4.

     3.2 DELAY IN POSSESSION. If for any reason Sublessor cannot deliver possession of the Premises to Sublessee as agreed herein by the Commencement Date, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease, or the obligations of Sublessee hereunder, or extend the Term hereof, but in such case, Sublessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other  obligation  of Sublessee under the terms  of  this  Sublease until  Sublessor delivers possession of the Premises to  Sublessee.
If  possession of the Premises is not delivered to Sublessee within sixty (60) days after the Commencement Date, Sublessee may, at its option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be  discharged  from all obligations hereunder; provided,  however, that if such written notice by Sublessee is not received by Sublessor within said ten (10) day period, Sublessee's right to cancel this Sublease shall terminate and be of no further force or
effect.   Except  as may be otherwise provided, and  regardless  of
when the Term actually commences, if possession is not tendered to Sublessee when required by this Sublease and Sublessee does not terminate  this  Sublease as aforesaid,  the  period  free  of  the
obligation  to  pay  Base  Rent,  if  any,  that  Sublessee   would
otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Sublessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Sublessor.

4.   RENT.

     4.1 BASE RENT. Sublessee shall cause payment of the Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Sublessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Sublease. Base Rent and all other rent and charges for any period during the Term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Sublessor at its address stated herein or to such other persons or at such other addresses as Sublessor may from time to time designate in writing to Sublessee.

5.   USE.

     5.1 USE. Sublessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.6, or any other use which is comparable thereto, and for no other purpose. Sublessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.


     5.2         HAZARDOUS SUBSTANCES.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Sublease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Sublessor to any governmental agency or third party
under  any  applicable  statute or common  law  theory.   Hazardous
Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Sublessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Sublessor and compliance to a timely manner (at Sublessee's sole cost and expense) with all Applicable
Law  (as  defined in Paragraph 5.3).  "REPORTABLE USE"  shall  mean
(i)  the  installation or use of any above or below ground  storage
tank,    (ii)    the   generation,   possession,   storage,    use,
transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority; provided, however, that the use of gasoline or petroleum on the Premises as contemplated by the Master Lease shall not constitute a "Reportable Use." Reportable Use shall also include Sublessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Sublessee may, without Sublessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Sublessee in the normal course of Sublessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Sublessor to any liability therefor. In addition, Sublessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Sublessee upon Sublessee's giving Sublessor such additional assurances as Sublessor, in its reasonable discretion, deems necessary to protect itself, the public, the premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Sublease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements).

          (b) DUTY TO INFORM SUBLESSOR. If Sublessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from the same, has come to be located in, on, under or about the Premises, other than as previously consented to by Sublessor, Sublessee shall immediately
give  written  notice of such fact to Sublessor.   Sublessee  shall
also immediately give Sublessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release,
discharge   of,  or  exposure  to,  any  Hazardous   Substance   or
contamination in, on, or about the Premises, including but not limited to, all such documents as may be involved in any Reportable
Uses involving the Premises.


          (c) INDEMNIFICATION. Sublessee shall indemnify, protect, defend and hold Sublessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorneys'
and consultants' fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for
Sublessee  or  at  Sublessee's direction.  Sublessee's  obligations under this Paragraph 5 shall include, but not be limited to, the effects of any contamination or injury to persons, property or the environment created or suffered by Sublessee, and the cost of investigation (including consultant's and attorneys' fees and
testing),   removal,  remediation,  restoration  and/or   abatement
thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Sublease. No termination, cancellation or release agreement entered into by
Sublessor   and   Sublessee  shall  release  Sublessee   from   its
obligations   under  this  Sublease  with  respect   to   Hazardous
Substances or storage tanks, unless specifically so agreed by Sublessor in writing at the time of such agreement.

     5.3 INSPECTION; COMPLIANCE. Sublessor and Sublessor's Lender(s) (as defined in Paragraph 7.3(a)) shall have the right to enter the Premises, in the case of any emergency, and otherwise upon twenty-four hours written notice to Sublessee, for the purpose of inspecting the condition of the Premises, and to employ experts
and/or   consultants  in  connection  therewith  and/or  to  advise
Sublessor with respect to Sublessee's activities, including but not
limited   to,   the   installation,  operation,  use,   monitoring,
maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Sublease, violation of Applicable Law, or a contamination, caused or materially contributed to by Sublessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Sublessee shall upon request reimburse Sublessor or Sublessor's Lender, as the case may be, for the costs and expenses of such inspections.


6.   MAINTENANCE;  REPAIRS;  UTILITY  INSTALLATIONS;   TRADE
FIXTURES AND ALTERATIONS.

     6.1         SUBLESSOR'S OBLIGATIONS.

          (a) Sublessor shall, at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Sublessee, and whether or not the need for such repairs occurs as a result of Sublessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving
the   Premises,   such  as  plumbing,  heating,  air  conditioning,
ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), ceilings, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs sidewalks and parkways located in, on, about, or adjacent to the Premises. Sublessor, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Sublessor's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a party thereof in good order, condition and state of repair.

          (b)       Upon receipt of written notice of the need of such
repairs,   Sublessor  shall,  at  Sublessor's  expense,  keep   the
foundations, exterior roof and structural aspects of the Premises in good order, condition and repair. Sublessor shall not, in any event, have any obligation to make any repairs until Sublessor receives written notice of the need for such repairs.

          (c) It is the intention of the Parties that the terms of this Sublease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Sublessee and Sublessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Sublease with respect to, or which affords Sublessee the right to make repairs at the expense of Sublessor or to terminate this Sublease by reason of, any needed repairs.


     6.2         UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

          (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Sublease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment,
plumbing,  and  fencing  in, on or about the  Premises.   The  term
"TRADE FIXTURES" shall mean Sublessee's machinery and equipment that can be removed without doing material damage to the Premises.
The   term  "ALTERATIONS"  shall  mean  any  modification  of   the
improvements on the Premises from that which are provided by Sublessor under the terms of this Sublease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. Sublessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Sublessor's prior
written  consent.   Sublessee  may,  however,  make  non-structural
Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the Term of this Sublease as extended does not exceed Twenty-Five Thousand Dollars ($25,000).

          (b) CONSENT. Any Alterations or Utility Installations that Sublessee shall desire to make and which require the consent of the Sublessor shall be presented to Sublessor in written form with proposed detailed plans. All consents given by Sublessor, whether by  virtue  of Paragraph 6.2(a) or by subsequent specific  consent, shall be deemed conditioned upon: (i) Sublessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to  Sublessor prior to commencement of the work thereon; and  (iii)
the compliance by Sublessee with all conditions of said permits  in a prompt and expeditious manner. Following the presentation by Sublessee to Sublessor of the written notice required by this Paragraph 6.2(b), Sublessor shall have ten (10) days to notify Sublessee of any decision to withhold consent to the Alterations or
Utility   Installations  described  in  the  written  notice.    If
Sublessor fails to notify Sublessee of Sublessor's intent to withhold consent within such ten (10) day period, Sublessor shall
be   deemed  to  have  consented  to  the  Alterations  or  Utility
Installations described in the written notice. Any Alterations or Utility Installations by Sublessee during the Term of this Sublease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Sublessee shall promptly upon completion thereof furnish Sublessor with as-built plans and specifications therefor.


7.   INSURANCE; INDEMNITY.

     7.1 LIABILITY INSURANCE. CARRIED BY SUBLESSOR. Sublessee shall maintain during the Term of this Sublease, a Commercial General Liability policy of insurance protecting Sublessor and Sublessee (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or  arising out of the ownership, use, occupancy or maintenance  of
the  Premises  and all areas appurtenant thereto.   Such  insurance
shall be on an occurrence basis providing single limit coverage  in an  amount  not  less  than  One Million Dollars  ($1,000,000)  per
occurrence.    The  policy  shall  not  contain  any  intra-insured
exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Sublease as an "insured contract" for the performance of Sublessee's indemnity obligations under this Sublease. All insurance to be carried by Sublessee shall be primary to and not contributory with any similar insurance carried by Sublessee.

     7.2 PROPERTY INSURANCE-BUILDING AND IMPROVEMENTS. Sublessee shall obtain and keep in force during the Term of this Sublease a policy or policies in the name of Sublessor, with loss payable to Sublessor and to the holders of any mortgages, deeds of trust or ground leases on the premises ("LENDER(S)"), insuring loss or damage  to  the  Premises.  The amount of such insurance  shall  be equal  to  the full replacement cost of the Premises, as  the  same shall  exist from time to time, or the amount required by  Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage
for   any  additional  costs  resulting  from  debris  removal  and reasonable amounts of coverage for the enforcement of any ordinance
or   law  regulating  the  reconstruction  or  replacement  of  any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for Las Vegas, Nevada.

     7.3 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the State of
Nevada,   and  maintaining  during  the  policy  term  a   "General
Policyholders Rating" of at least B+, as set forth in the most current issue of "Best's Insurance Guide." Sublessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 7. Sublessee shall cause to be delivered to Sublessor certified copies of, or certificates evidencing the existence and amounts of, the insurance, and with the additional insureds, required under Paragraphs 7.1 and 7.2.  No such  policy shall be cancelable or subject to modification  except
after   thirty  (30)  days  prior  written  notice  to   Sublessor.
Sublessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Sublessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Sublessor may order such insurance.


     7.4 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Sublessee and Sublessor (EACH A "WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 7.1 and 7.2. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

8.   DAMAGE OR DESTRUCTION.

     8.1         DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Sublessee Owned Alterations and Utility Installations.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement
Cost   of  the  Premises  immediately  prior  to  such  damage   or
destruction, excluding from such calculation the value of the land.

          (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, which was caused by an event required to be covered by the insurance described in Paragraph 7.2, irrespective of any deductible amounts or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Sublessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph
5.2(a), in, on, or under the Premises.

     8.2 DAMAGE-INSURED LOSS. If a Premises Partial Damage or Premises Total Destruction that is an Insured Loss occurs, then Sublessor shall, at Sublessor's expense, repair such damage (but not Sublessee's Trade Fixtures) as soon as reasonably possible and
this   Sublease   shall  continue  in  full   force   and   effect.
Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such
repair,  Sublessor  shall  promptly  contribute  the  shortage   in
proceeds  as  and when required to complete said repairs.   In  the
event, however, the shortage in proceeds was due to the fact  that,
by   reason  of  the  unique  nature  of  the  improvements,   full
replacement            cost           insurance            coverage
was not commercially reasonable and available, Sublessor shall have no obligation to pay for the shortage in insurance proceeds or to  fully  restore  the  unique  aspects  of  the  Premises  unless
Sublessee provides Sublessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt
of  written  notice  of  such shortage and  request  therefor.   If
Sublessor receives said funds or adequate assurance thereof within said ten (10) day period, Sublessor shall complete the repairs as soon as reasonably possible and this Sublease shall remain in full force and effect. If Sublessor does not receive such funds or assurance within said period, Sublessor may nevertheless elect by written notice to Sublessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with
Sublessor  paying  any shortage in proceeds,  in  which  case  this
Sublease shall remain in full force and effect. If in such case Sublessor does not so elect, then this Sublease shall terminate
sixty  (60)  days  following  the  occurrence  of  the  damage   or
destruction. Unless otherwise agreed, Sublessee shall in no event have any right to reimbursement from Sublessor for any funds contributed by Sublessee to repair any such damage or destruction. Premises Partial Damage or Premises Total Destruction due to flood or earthquake shall be subject to Paragraph 8.3 rather than this Paragraph 8.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     8.3 DAMAGE-UNINSURED LOSS. If a Premises Partial Damage or Premises Total Destruction that is not an Insured Loss occurs, unless caused by a grossly negligent or willful act of Sublessee
(in which event Sublessee shall make the repairs at Sublessee's expense and this Sublease shall continue in full force and effect, but  subject  to Sublessor's rights under Paragraph 11),  Sublessor may  at Sublessor's option, either:  (i) repair such damage as soon as reasonably possible at Sublessor's expense, in which event this Sublease shall continue in full force and effect; or (ii) give written notice to Sublessee within thirty (30) days after receipt by Sublessor of knowledge of the occurrence of such damage of Sublessor's desire to terminate this Sublease as of the date sixty
(60)  days  following  the giving of such  notice.   In  the  event
Sublessor elects to give such notice of Sublessor's intention to terminate this Sublease, Sublessee shall have the right within ten
(10)  days after the receipt of such notice to give written  notice to  Sublessor  of Sublessee's commitment to pay for the  repair  of
such   damage   totally   at  Sublessee's   expense   and   without
reimbursement  from Sublessor.  Sublessee shall  provide  Sublessor with  the  required funds or satisfactory assurance thereof  within
thirty  (30) days following Sublessee's said commitment.   In  such
event this Sublease shall continue in full force and effect, and Sublessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Sublessee does not give such notice and provide the funds or assurance thereof within the time specified above, this Sublease shall terminate as of the date specified in Sublessor's notice of termination.

     8.4 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Sublease pursuant to this Paragraph 8, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Sublessee to Sublessor.

     8.5 WAIVE STATUTES. Sublessor and Sublessee agree that the terms of this Sublease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Sublease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.


9.   REAL PROPERTY TAXES.

     9.1 PAYMENT OF TAXES. Sublessor shall pay the Real Property Taxes, as defined in Paragraph 9.2, applicable to the Premises.

     9.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any  license fee, commercial rental tax, improvement bond or bonds, levy  or  tax  (other than inheritance, personal income  or  estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Sublessor in the Premises or in  the real  property of which the Premises are a part, Sublessor's  right to rent or other income therefrom, and/or Sublessor's business of leasing the Premises. Notwithstanding anything to the contrary contained in this Paragraph 9.2, the term Real Property Taxes shall not  include  any  tax,  fee, levy, assessment  or  charge  (i)  in
substitution  of  partially  or  totally,  any  tax,   fee,   levy,
assessment or charge hereinabove included within the definition of Real Property Tax or (ii) the nature of which was herein before included within the definition of Real Property Tax; or (iii) which is imposed as a result of a transfer, either partial or total, of Sublessor's interest in the Premises or which is added to a tax or charge herein before included within the definition of Real Property Tax by reason of such transfer, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     9.3 PERSONAL PROPERTY TAXES. Sublessee shall pay prior to delinquency all taxes assessed against and levied upon Trade
Fixtures,    Alterations,   Utility   Installations,   furnishings,
equipment and all personal property of Sublessee contained in the Premises or elsewhere. When possible, Sublessee shall cause its Trade Fixtures, Alterations, Utility Installations, furnishings, equipment and all other personal property to be assessed and billed
separately  from  the  real  property  of  Sublessor.   If  any  of
Sublessee's   said  personal  property  shall  be   assessed   with
Sublessor's real property, Sublessee shall pay Sublessor the taxes attributable to Sublessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Sublessee's property.

10. UTILITIES. Sublessor shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Sublessee shall reimburse Sublessor for all reasonable costs and expenses that are properly documented and incurred by Sublessor during the Term of this Sublease in accordance with Paragraph 9.

11.   REIMBURSEMENT.  Sublessee shall reimburse Sublessor  for
all costs and expenses that are properly documented, reasonable and incurred by Sublessor in the operation or maintenance of the
Premises during the Term of this Sublease, including without limitation, costs and expenses incurred in connection with Sublessor's obligations under Paragraphs 9.1 and 10, in accordance with the provisions hereof; provided, however, Sublessee shall have no obligation to reimburse Sublessor for any costs or expenses that arise from (i) the negligence or willful misconduct of Sublessor or any of its employees, (ii) any and all claims, proceedings, losses, liabilities, suits, judgements, costs, expenses, penalties, taxes or fines (for purposes of this Paragraph 11, each a "Claim"), regardless of when the same is made or incurred, whether during or after the Term, by any employee of Sublessor, (iii) Sublessor's employment of any employee, (iv) any Claim for personal injury, wrongful death or the destruction of property, including the Premises, whether based on a theory of negligence, strict liability or any other theory, or (v) any claim, lien, pledge, option, charge, easement, security interest, lease, conditional sales agreement, encumbrance or other right of third parties whether voluntarily incurred or arising by operation of law, and including without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof (for purposes of this Paragraph 11, each a "Lien") by Sublessor and attributable to the Premises.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 Neither this Sublease nor any of the rights or obligations hereunder may be assigned by any Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

     12.2 Any assignee of, or sublessee under, this Sublease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Sublessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Sublessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Sublessor has specifically consented in writing.

13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Sublessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Sublessee under this
Sublease.   A "BREACH" is defined as the occurrence of any  one  or
more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Sublessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Sublessor to pursue the remedies set forth in Paragraph 13.2:

          (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises;

          (b) Except as expressly otherwise provided in this Sublease, the failure by Sublessee to make any payment of Base Rent or any other monetary payment required to be made by Sublessee hereunder, whether to Sublessor or to a third party, as and when due, the failure by Sublessee to provide Sublessor with reasonable evidence of insurance or surety bond required under this Sublease, or the failure of Sublessee to fulfill any obligation under this Sublease which endangers or threatens life or property, where such failure continues for a period of thirty (30) days following written notice thereof by or on behalf of Sublessor to Sublessee;

          (c) A Default by Sublessee as to the terms, covenants, conditions or provisions of this Sublease that are to be observed, complied with or performed by Sublessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Sublessor to Sublessee; provided,
however,         that        if        the        nature         of
Sublessee's   Default   is  such  that  more   than   thirty   (30)
days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Sublease by Sublessee if Sublessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion; or

          (d) The occurrence of any of the following events: (i) the making by Sublessee of any general arrangement or assignment for the  benefit of creditors; (ii) Sublessee's becoming a "debtor"  as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Sublessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Sublessee's assets located at the Premises or of Sublessee's interest in this Sublease, where possession is not restored to
Sublessee   within  thirty  (30)  days;  or  (iv)  the  attachment,
execution or other judicial seizure of substantially all of Sublessee's assets located at the Premises or of Sublessee's interest in this Sublease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (d) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

     13.2 REMEDIES. If Sublessee fails to perform any affirmative duty or obligation of Sublessee under this Sublease, within ten
(10) days after written notice to Sublessee (or in case of an emergency, without notice), Sublessor may at its option (but without obligation to do so), perform such duty or obligation on Sublessee's behalf, including but not limited to, the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Sublessor shall be due and payable by Sublessee to Sublessor upon invoice therefor. In the event of a Breach of this Sublease by Sublessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Sublessor in the exercise of any right or remedy which Sublessor may have be reason of such Breach, Sublessor may:

          (a) Terminate Sublessee's right to possession of the Premises by any lawful means, in which case this Sublease and the Term hereof shall terminate and Sublessee shall immediately surrender possession of the Premises to Sublessor. In such event Sublessor shall be entitled to recover from Sublessee:  (i) the worth at  the time  of the award of the unpaid rent which had been earned at  the time  of  termination; (ii) the worth at the time of award  of  the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental  loss  that the Sublessee proves could have been  reasonably avoided;  (iii)  the worth at the time of award of  the  amount  by which the unpaid rent for the balance of the Term after the time of award  exceeds  the amount of such rental loss that  the  Sublessee proves  could  be  reasonably avoided; and (iv)  any  other  amount necessary to compensate Sublessor for all the detriment proximately caused by the Sublessee's failure to perform its obligations  under this  Sublease or which in the ordinary course of things  would  be likely to result therefrom, including but not limited to, the  cost of  recovering  possession of the Premises, expenses of  reletting, including necessary renovation and alteration of the Premises and reasonable attorneys' fees. The worth at the time of award of the amount  referred to in provision (iii) of the prior sentence  shall be  computed by discounting such amount at the discount rate of the
Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Sublessor to mitigate damages caused by Sublessee's Default or Breach of this Sublease shall not waive
Sublessor's  right  to recover damages under  this  Paragraph.   If
termination  of  this Sublease is obtained through the  provisional remedy  of  unlawful detainer, Sublessor shall have  the  right  to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Sublessor may reserve therein the right to
recover      all     or     any     part     thereof      in      a
separate   suit  for  such  rent  and/or  damages.   If  a   notice
and  grace period required under subparagraphs 13.1(b), (c) or  (d)
was  not  previously given, a notice to pay rent  or  quit,  or  to perform  or quit, as the case may be, given to Sublessee under  any statute  authorizing the forfeiture of leases for unlawful detainer shall  also  constitute  the applicable  notice  for  grace  period
purposes  required by subparagraphs 11.1(b), (c) or (d).   In  such
case, the applicable grace period under subparagraphs 13.1(b),  (c)
or   (d)  and  under  the  unlawful  detainer  statute  shall   run
concurrently after the one such statutory notice, and the failure of Sublessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Sublease entitling Sublessor to the remedies provided for in this Sublease and/or by said statute;

          (b) Continue the Sublease and Sublessee's right to possession in effect after Sublessee's Breach and abandonment and recover the rent as it becomes due, provided Sublessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs
12 and 27 for the limitations on assignment and subletting, which limitations Sublessee and Sublessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Sublessor's interest under the Sublease, shall not constitute a termination of the Sublessee's right to possession; or

          (c) Pursue any other remedy now or hereafter available to Sublessor under the laws or judicial decisions of the State of Nevada.

      The expiration or termination of this Sublease and/or the termination of Sublessee's right to possession shall not relieve Sublessee from liability under any indemnity provisions of this Sublease as to matters occurring or accruing during the Term hereof or by reason of Sublessee's occupancy of the Premises.

14.  MASTER LEASE.

     14.1 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     14.2 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     14.3 Sublessor agrees to maintain the Master Lease during the entire Term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's obligations under the Master Lease and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's obligations under the Master Lease.

     14.4 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.


15.  ASSIGNMENT OF SUBLEASE AND DEFAULT.

     15.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph
15.2 hereof.

     15.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor shall receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of rents from the Sublessee, be deemed liable to Sublessee for any failure of the
Sublessor   to  perform  and  comply  with  Sublessor's   Remaining
Obligations.   So  long  as Sublessee continues  to  pay  rent  due
hereunder to Master Lessor under this Section 15.2, Master Lessor shall not interfere with Sublessee's use or occupancy of the Premises.

     15.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

     15.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

16. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Sublease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Sublessee may, at Sublessee's option, to be exercised in writing within ten (10) days after Sublessor shall have given Sublessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authorities shall have taken possession) terminate this Sublease as of the date the condemning authority takes such possession. If Sublessee does not terminate this Sublease in accordance with the foregoing, this Sublease shall remain in full force and effect as to the portion of the Premises remaining.

17. SEVERABILITY. The invalidity of any provision of this Sublease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

18. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Sublease.


19.  RENT DEFINED.  All monetary obligations of Sublessee  to
Sublessor under the terms of this Sublease are deemed to be rent.

20.  NO PRIOR OR OTHER AGREEMENTS.  This Sublease contains all agreements between the Parties with respect to any matter mentioned
herein   and  no  other  prior  or  contemporaneous  agreement   or
understanding shall be effective.

21.  NOTICES.

     21.1 All notices required or permitted by this Sublease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 20. The addresses noted adjacent to a Party's signature on this Sublease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Sublessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Sublessor may from time to time hereafter designate by written notice to Sublessee.

    21.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by U.S. Postal Service Express Mail or overnight courier that guarantees same-day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

22. WAIVERS. No waiver by Sublessor of the Default or Breach of any term, covenant or condition hereof by Sublessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Sublessee of the same or of any other term, covenant or condition hereof. Sublessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Sublessor's consent to, or approval of, any subsequent or similar act by Sublessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Sublease requiring such consent. Regardless of Sublessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Sublessor shall not be a waiver of any preceding Default or Breach by Sublessee of any provision hereof, other than the failure of Sublessee to pay the particular rent so accepted. Any payment given Sublessor by Sublessee may be accepted by Sublessor on account of moneys or damages due Sublessor, notwithstanding any qualifying statements or conditions made by Sublessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to by Sublessor at or before the time of deposit of such payment.


23.  RECORDING.   Either Sublessor or Sublessee  shall,  upon
request of the other, execute, acknowledge and deliver to the other a short form memorandum Sublease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

24.  NO  RIGHT TO HOLDOVER.  Sublessee has no right to retain
possession  of  the  Premises  or  any  part  thereof  beyond   the
expiration or earlier termination of this Sublease.

25.  CUMULATIVE  REMEDIES.  No remedy or  election  hereunder
shall  be  deemed  exclusive  but  shall,  wherever  possible,   be
cumulative with all other remedies at law or in equity.

26.  COVENANTS  AND  CONDITIONS.   All  provisions  of  this
Sublease to be observed or performed by Sublessee or Sublessor are both covenants and conditions.

27. BINDING EFFECT; CHOICE OF LAW. This Sublease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State of Nevada. Any litigation between the Parties hereto concerning this Sublease shall be initiated in Clark County, Nevada.

28.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     28.1 SUBORDINATION. This Sublease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Sublessor upon the real property of which the Premises are a part, to any and all advances made on the
security    thereof,   and   to   all   renewals,    modifications,
consolidations,  replacements  and extensions  thereof.   Sublessee
agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Sublessor under this Sublease, but that in the event of Sublessor's default with respect to any such obligation, Sublessee will give any Lender whose name and address have been furnished Sublessee in writing for such purpose notice of Sublessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Sublessee may have by reason thereof. If any Lender shall elect to have this Sublease superior to the lien of its Security Device and shall give written notice thereof to Sublessee, this Sublease shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     28.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 29.3, Sublessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Sublessee might have against any prior lessor; or
(iii) be bound by prepayment of more than one (1) month's rent.

     28.3 NON-DISTURBANCE. With respect to Security Devices entered into by Sublessor after the execution of this Sublease, Sublessee's subordination of this Sublease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender
that   Sublessee's   possession  and   this   Sublease,   including
any options to extend the Term hereof, will not be disturbed so long as Sublessee is not in Breach hereof and attorns to the record owner of the Premises.

     28.4 SELF-EXECUTING. The agreements contained in this Paragraph 29 shall be effective without the execution of any further documents; provided, however, that, upon written request from Sublessor or a Lender in connection with a sale, financing or refinancing of the Premises, Sublessee and Sublessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as it provided for herein.

29.   ATTORNEYS'  FEES.   If any Party  brings  an  action  or
proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action or appeal thereon, shall be entitled to reasonably attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decisions or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

30. SUBLESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Sublessor and Sublessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Sublessor may reasonably deem necessary.

31. SIGNS. Neither Sublessor or Sublessee shall place any sign upon the Premises, except with the prior written consent of the other Party. If Sublessor places any sign up on the Premises, it shall be deemed to have consented to the same.

32.   TERMINATIONS;   MERGER.   Unless  specifically   stated
otherwise in writing by Sublessor, the voluntary or other surrender of this Sublease by Sublessee, the mutual termination or cancellation hereof, or a termination hereof by Sublessor for Breach by Sublessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Sublessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Sublessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice of the holder of any such lesser interest, shall constitute Sublessor's election to have such event constitute the termination of such interest.


33.  CONSENTS.

     (a) Except as otherwise provided herein, wherever in this Sublease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or
delayed.    Sublessor's  actual  reasonable  costs   and   expenses
(including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Sublessee for any Sublessor consent pertaining to this Sublease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Sublessee to Sublessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 13.2(e) (applicable to assignment or subletting), Sublessor may, as a condition to considering any such request by Sublessee, require that Sublessee deposit with Sublessor an amount of money reasonably calculated by Sublessor to represent the cost Sublessor will incur
in  considering and responding to Sublessee's request.   Except  as
otherwise provided, any unused portion of said deposit shall be refunded to Sublessee without interest. Sublessor's consent to any act, assignment of this Sublease or subletting of the Premises by Sublessee shall not constitute an acknowledgment that no Default or Breach by Sublessee of this Sublease exists, nor shall such consent be deemed a waiver of any then existing Default of Breach, except as may be otherwise specifically stated in writing by Sublessor at the time of such consent.

     (b)       All conditions to Sublessor's consent authorized by this
Sublease  are  acknowledged by Sublessee as being reasonable.   The
failure to specify herein any particular condition to Sublessor's consent shall not preclude the imposition by Sublessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

34. QUIET POSSESSION. Upon payment by Sublessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Sublessee's part to be observed and performed under this Sublease, Sublessee shall have quiet possession of the Premises for the entire Term hereof subject to all of the provisions of this Sublease.

35.  SECURITY  MEASURES.  Sublessee hereby acknowledges  that the rental payable to Sublessor hereunder does not include the cost of guard service or other security measures and that Sublessor shall have no obligations whatsoever to provide same. Sublessee assumes all responsibility for the protection of the Premises, Sublessee, its agents and invitees and their property from the acts of third parties.

36. RESERVATIONS. Sublessor reserves to itself the right, from time to time, to grant without the consent or joinder of Sublessee, such easements, rights and dedications that Sublessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Sublessee. Sublessee agrees to sign any documents reasonably requested by Sublessor to effectuate any such easement rights, dedication, map or restrictions.

37. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one
Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Sublease.

38.    AUTHORITY.   If  either Party hereto is  a  corporation,
trust, or general or limited partnership, each individual executing this Sublease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Sublease on its behalf. If Sublessee is a corporation, trust or partnership, Sublessee shall, within thirty (30) days after request by Sublessor, deliver to Sublessor evidence satisfactory to Sublessor of such authority.

39. CONFLICT. Any conflict between the printed provisions of this Sublease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

40.    OFFER.   Preparation of this Sublease  by  Sublessor  or
Sublessor's agent and submission of same to Sublessee shall not be deemed an offer to lease to Sublessee. This Sublease is not intended to be binding until executed by all Parties hereto.

41.    AMENDMENTS.   This  Sublease may  be  modified  only  in
writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Sublease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Sublease. As long as they do not materially change Sublessee's obligations hereunder, Sublessee agrees to make such reasonable non-monetary modifications to this Sublease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

42. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Sublessor or Sublessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Sublessor or Sublessee.


       [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SUBLESSOR AND SUBLESSEE HAVE CAREFULLY READ AND REVIEWED THIS SUBLEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS SUBLEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS SUBLEASE IS EXECUTED, THE TERMS OF THIS SUBLEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF SUBLESSOR AND SUBLESSEE WITH RESPECT TO THE PREMISES.

The parties hereto have executed this Sublease at the place on the dates specified above to their respective signatures.


Executed at  135 East Reno, Suite F-7    Executed at  550 Blue Lakes Blvd. N.
             Las Vegas, NV  89119                     Twin Falls, ID  83301
on           July 5, 1996                on           July 5, 1996

by Sublessor:                            by Sublessee:

NEVADA AG AIR, LTD.                      AMERISTAR CASINOS, INC.

By: AMERISTAR CASINOS,  INC.,  its       By         /s/ Brian E. Katz
Manager                                  Name Printed:  Brian E. Katz
                                         Title:         Sr. Vice President
                                         Address:       PO Box 452
                                                        550 Blue Lakes Blvd. N.
                                                        Twin Falls, ID  83301
By             /s/ Brian E. Katz         Tel. No.(208)  733-2282
Name Printed:      Brian E. Katz         Fax No. (208)  733-2580
Titled:            Sr. Vice President
Address:           PO Box 452
                   550 Blue Lakes Blvd N.
                   Twin Falls, ID  83301
                                         By
Tel. No.(208)      733-2282              Name Printed:
Fax No. (208)      733-2580              Title:
                                         Address:

                                         Tel. No.(   )
                                         Fax No. (   )

By: GEM AIR, INC., its Manager



By              /s/ Steven W. Rebeil
Name Printed:       Steven W. Rebeil
Title:              President
Address:            135 E. Reno, Ste F-7
                    Las Vegas, NV  89119
Tel. No.(702)       558-7000
Fax No. (702)       558-7008




MASTER LESSOR'S CONSENT TO SUBLEASE

           The undersigned ("Master Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Master Lessor certifies that, as of the date of Master Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master lease has not been amended or modified except as expressly set forth in the foregoing Sublease.

     MASTER LESSOR:

     JOHNNY RIBEIRO BUILDER, INC. OF NEVADA,
     a Nevada corporation

     Date:

     By:
     Name:
     Title:


                           EXHIBIT "A"

                                   Description of the Premises



                           EXHIBIT "B"

                                   Master Lease



                           EXHIBIT "C"

               Description  of  the  Personal Property